QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc. (the "Company" or "Simon Property") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, "Simon Group") are engaged primarily in the ownership, development and management of retail real estate properties. Simon Group operates from five retail real estate platforms: regional malls, Premium Outlet Centers®, The Mills®, community/lifestyle centers and international properties. At March 31, 2008, the Company owned or had an interest in 380 properties comprising 259 million square feet of gross leasable area in North America, Europe and Asia.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of March 31, 2008, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: the Company's ability to meet debt service requirements, the availability and terms of financing, changes in the Company's credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, the ability to hedge interest rate risk, risks associated with the acquisition, development and expansion of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. The Company discusses these and other risks and uncertainties under the heading "Risk Factors" in its annual and quarterly periodic reports filed with the SEC that could cause the Company's actual results to differ materially from the forward-looking statements that the Company makes. The Company may update that discussion in its period reports, but otherwise the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Second Quarter 2008	July 29, 2008
Third Quarter 2008	October 31, 2008
Fourth Quarter 2008	First week of February 2009

Stock Information

        Simon Property common stock and two issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)

Simon Property Group Ownership Structure(1)
March 31, 2008

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)
An affiliate of one of the limited partners owns the Company's Class C common stock. Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(5)
Other executives includes directors and executive officers of Simon Property, other than Simon family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2007 through March 31, 2008

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2007	57,913,250	223,034,282
Issuance of Stock for Stock Option Exercises	—	102,456
Conversion of Preferred Stock into Common Stock	—	1,290
Conversion of Units into Common Stock	(1,308,109)	1,308,109
Conversion of Units into Cash	(14,365)	—
Conversion of Preferred Units into Units	971,784	—
Restricted Stock Awards (Stock Incentive Program)(6)	—	309,260
Number Outstanding at March 31, 2008	57,562,560	224,755,397
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at March 31, 2008		224,755,397
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		11,133,545
Series C 7% Cumulative Convertible Preferred Units(3)		76,295
Series I 6% Convertible Perpetual Preferred Units(3)		1,424,167
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		616,575
Diluted Common Shares Outstanding at March 31, 2008(5)		238,005,979

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 62).

(3)
Conversion terms provided on page 62 of this document.

(4)
Based upon the weighted average stock price for the quarter ended March 31, 2008.

(5)
For FFO purposes.

(6)
Net of forfeitures.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of March 31, 2008
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2008	2007
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$895,298	$852,141
Net Income Available to Common Stockholders	$87,933	$98,381
Basic Earnings per Common Share (EPS)	$0.39	$0.44
Diluted Earnings per Common Share (EPS)	$0.39	$0.44
FFO of the Operating Partnership	$420,052	$392,400
Diluted FFO of the Operating Partnership	$432,441	$405,216
Basic FFO per Share (FFOPS)	$1.49	$1.40
Diluted FFO per Share (FFOPS)	$1.46	$1.37
Distributions per Share	$0.90	$0.84

	March 31, 2008	December 31, 2007
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	57,563	57,913
Common Shares Outstanding at End of Period	224,755	223,035

Total Common Shares and Units Outstanding at End of Period	282,318	280,948

Weighted Average Limited Partnership Units Outstanding	57,769	58,036
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	223,455	222,998
Diluted—for purposes of EPS	224,072	223,777
Diluted—for purposes of FFOPS	237,520	237,448
Simon Group's Debt Information
Share of Consolidated Debt	$17,161,581	$16,933,771
Share of Joint Venture Debt	$6,523,573	$6,568,403

Share of Total Debt	$23,685,154	$23,502,174

Simon Group's Market Capitalization
Common Stock Price at End of Period	$92.91	$86.86
Common Equity Capitalization, including common operating partnership units	$26,230,161	$24,403,103
Preferred Equity Capitalization, including preferred operating partnership units	1,352,152	1,359,833

Total Equity Market Capitalization	$27,582,313	$25,762,936

Total Capitalization—Including Simon Group's Share of Total Debt	$51,267,467	$49,265,110

	As of or for the Three Months Ended March 31,
	2008	2007
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$8,069	$10,259
Joint Venture Properties	$1,541	$896
Simon Group's Share of Joint Venture Properties	$689	$373

        On the next two pages, we present balance sheet and income statement data on a pro-rata basis reflecting the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended March 31, 2008

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$550,682	$(9,209)	$541,473	$186,917	$728,390
Overage rent	16,651	(39)	16,612	7,547	24,159
Tenant reimbursements	250,248	(5,483)	244,765	95,007	339,772
Management fees and other revenues	33,020	—	33,020	—	33,020
Other income	44,697	(344)	44,353	20,570	64,923

Total revenue	895,298	(15,075)	880,223	310,041	1,190,264

EXPENSES:
Property operating	112,761	(3,375)	109,386	60,507	169,893
Depreciation and amortization	228,043	(2,292)	225,751	89,155	314,906
Real estate taxes	84,520	(1,399)	83,121	24,138	107,259
Repairs and maintenance	29,021	(742)	28,279	12,445	40,724
Advertising and promotion	19,373	(294)	19,079	5,356	24,435
Provision for credit losses	6,582	(118)	6,464	1,746	8,210
Home and regional office costs	39,600	—	39,600	—	39,600
General and administrative	5,302	—	5,302	—	5,302
Other	18,138	(554)	17,584	14,994	32,578

Total operating expenses	543,340	(8,774)	534,566	208,341	742,907

OPERATING INCOME	351,958	(6,301)	345,657	101,700	447,357
Interest expense	(229,917)	4,017	(225,900)	(94,559)	(320,459)
Minority interest in income of consolidated entities	(2,284)	2,284	—	—	—
Income tax benefit (expense) of taxable REIT subsidiaries	23	—	23	—	23
Income from unconsolidated entities	7,141	—	7,141	(7,141)	—
Impairment writedown	—	—	—	—	—
Gain on sale of assets and interests in unconsolidated entities, net	—	—	—	—	—
Limited partners' interest in Operating Partnership	(22,733)	—	(22,733)	—	(22,733)
Preferred distributions of Operating Partnership	(4,904)	—	(4,904)	—	(4,904)

Income from continuing operations	99,284	—	99,284	—	99,284
Discontinued operations, net of limited partners' interest	—	—	—	—	—
Loss on sale of discontinued operations, net of limited partners' interest	—	—	—	—	—

NET INCOME	99,284	—	99,284	—	99,284
Preferred dividends	(11,351)	—	(11,351)	—	(11,351)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$87,933	$—	$87,933	$—	$87,933

RECONCILIATION OF NET INCOME TO FFO
Net Income			$99,284	$—	$99,284
Adjustments to Net Income to Arrive at FFO:
Limited partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership			27,637	—	27,637
Limited partners' interest in results of operations from discontinued operations			—	—	—
Depreciation and amortization from consolidated properties and discontinued operations			225,056	—	225,056
Simon's share of depreciation and amortization from unconsolidated entities			—	86,628	86,628
Income from unconsolidated entities			(7,141)	7,141	—
(Gain) on sales of interests in other assets and unconsolidated entities, net of limited partners' interest			—	—	—
Minority interest portion of depreciation and amortization			(2,298)	—	(2,298)
Preferred distributions and dividends			(16,255)	—	(16,255)

FFO of the Simon Portfolio			$326,283	$93,769	$420,052

Percentage of FFO of the Simon Portfolio			77.68%	22.32%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of March 31, 2008

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$24,592,802	$(214,240)	$24,378,562	$9,217,655	$33,596,217
Less—accumulated depreciation	5,499,242	(77,799)	5,421,443	1,110,822	6,532,265

	19,093,560	(136,441)	18,957,119	8,106,833	27,063,952
Cash and cash equivalents	428,659	(6,298)	422,361	251,399	673,760
Tenant receivables and accrued revenue, net	374,387	(4,717)	369,670	132,051	501,721
Investment in unconsolidated entities, at equity	1,868,115	—	1,868,115	(1,868,115)	—
Deferred costs and other assets	1,198,404	(171,897)	1,026,507	316,117	1,342,624
Notes receivable from related parties	540,000	—	540,000	—	540,000

Total assets	$23,503,125	$(319,353)	$23,183,772	$6,938,285	$30,122,057

LIABILITIES:
Mortgages and other indebtedness	$17,445,746	$(284,165)	$17,161,581	$6,523,573	$23,685,154
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,066,471	(9,542)	1,056,929	437,667	1,494,596
Cash distributions and losses in partnerships and joint ventures, at equity	358,677	—	358,677	(358,677)	—
Other liabilities, minority interest and accrued dividends	208,316	(25,646)	182,670	335,722	518,392

Total liabilities	19,079,210	(319,353)	18,759,857	6,938,285	25,698,142

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	699,546	—	699,546	—	699,546
LIMITED PARTNERS' PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	245,654	—	245,654	—	245,654
STOCKHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 14,801,884 issued and outstanding, with a liquidation value of $740,094	747,314	—	747,314	—	747,314
Common stock, $.0001 par value, 400,000,000 shares authorized, 227,719,614 issued and outstanding	24	—	24	—	24
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,104,239	—	5,104,239	—	5,104,239
Accumulated deficit	(2,168,255)	—	(2,168,255)	—	(2,168,255)
Accumulated other comprehensive income	(17,604)	—	(17,604)	—	(17,604)
Common stock held in treasury at cost, 4,697,332 shares	(187,003)	—	(187,003)	—	(187,003)

Total stockholders' equity	3,478,715	—	3,478,715	—	3,478,715

	$23,503,125	$(319,353)	$23,183,772	$6,938,285	$30,122,057

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of March 31, 2008
(in thousands, except as noted)

Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income ("NOI") is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

           However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

           The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the increase in NOI of regional malls and Premium Outlet Centers that are comparable properties for the quarter ended March 31, 2008.

	For the Three Months Ended March 31,
	2008	2007
Reconciliation of NOI of consolidated Properties:
Net Income	$99,284	$112,787
Preferred distributions of the Operating Partnership	4,904	5,239
Limited partners' interest in the Operating Partnership	22,733	25,878
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net of limited partners' interest	—	162
Income tax (benefit) expense of taxable REIT subsidiaries	(23)	1,285
Minority interest in income of consolidated entities	2,284	2,910
Interest expense	229,917	222,478
Income from unconsolidated entities, net	(7,141)	(21,773)

Operating Income	351,958	348,966
Depreciation and amortization	228,043	215,271

NOI of consolidated Properties	$580,001	$564,237

Reconciliation of NOI of unconsolidated entities:
Net Income	$36,799	$90,687
Discontinued operations—Results of operations and gain on disposal or sale, net	(47)	(2,654)
Interest expense	248,873	107,156
Income (loss) from unconsolidated entities	(21)	84
Loss on sale of asset	—	4,759

Operating Income	285,604	200,032
Depreciation and amortization	171,699	82,778

NOI of unconsolidated entities	$457,303	$282,810

Total consolidated and unconsolidated NOI from continuing operations	$1,037,304	$847,047

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	47	7,838

Total NOI of the Simon Group Portfolio	$1,037,351	$854,885

Increase in NOI from prior period	21.3%	10.3%
Less: Joint venture partner's share of NOI	275,088	171,845

Simon Group's Share of NOI	$762,263	$683,040

Increase in Simon Group's Share of NOI from prior period	11.6%	10.5%
NOI of Regional Malls that are Comparable Properties(1)	$629,669	$612,739

Increase in NOI of Regional Malls that are Comparable Properties(1)	2.8%

NOI of Premium Outlet Centers that are Comparable Properties (1)	$100,236	$96,330

Increase in NOI of Premium Outlet Centers that are Comparable Properties (1)	4.1%

(1)
Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)
For the Three Months Ended March 31, 2008

Percent of Simon Group's Share of Total NOI
U.S. Portfolio NOI by State
Florida	13.4%
California	10.5%
Texas	10.2%
New York	7.1%
Massachusetts	7.0%
Georgia	5.1%
Indiana	4.6%
Pennsylvania	4.4%
Nevada	4.4%
New Jersey	4.2%

Top 10 Contributors by State	70.9%

NOI by Asset Type
Regional Malls	67.2%
Premium Outlet Centers	17.0%
Mills Portfolio(2)	8.2%
Community/Lifestyle Centers	3.9%
International(3)	3.5%
Other	0.2%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
Mills Portfolio includes The Mills®, Mills regional malls and Mills community centers.

(3)
International includes six Premium Outlet Centers in Japan and one Premium Outlet Center in both Mexico and South Korea, plus the shopping centers in France, Italy and Poland.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of March 31, 2008
(In thousands)

	For the Three Months Ended March 31,
	2008	2007
Consolidated Properties
Other Income
Interest Income	$12,538	$23,053
Lease Settlement Income	7,876	22,756	(1)
Gains on Land Sales	1,498	2,855
Other	22,785	23,232

Totals	$44,697	$71,896

Other Expense
Ground Rent	$7,249	$7,378
Professional Fees	3,809	2,840
Other	7,080	3,246

Totals	$18,138	$13,464

(1)
Includes $19 million related to two department store locations that have been or are being redeveloped by the Company.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of March 31, 2008

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Anchor	98,704,431	26,755,269	17.7%
Specialty Store	59,559,882	59,317,475	39.2%
Freestanding	4,360,508	1,676,922	1.1%

Subtotal	63,920,390	60,994,397	40.3%
Regional Mall Total	162,624,821	87,749,666	57.9%
Premium Outlet Centers	15,685,659	15,685,659	10.4%
Community/Lifestyle Centers	18,627,753	13,044,183	8.6%
The Mills®	24,289,182	21,735,619	14.3%
Mills Regional Malls	17,476,026	8,645,442	5.7%
Mills Community Centers	1,013,838	962,284	0.6%

Mills Portfolio Total	42,779,046	31,343,345	20.7%
Office Portion of Retail	2,095,643	2,095,643	1.4%
Other(1)	1,591,675	1,591,675	1.0%

Total U.S. Properties	243,404,597	151,510,171	100.0%

(1)
Other assets include 10 other properties that contribute 0.2% of Simon Group's NOI excluding the Mills portfolio.

SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information(1)
As of March 31, 2008

	As of or for the Three Months Ended March 31,
	2008	2007
Total Number of Regional Malls	168	171
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	164.6	166.2
Occupancy(2)
Consolidated Assets	91.9%	91.8%
Unconsolidated Assets	91.2%	91.7%
Total Portfolio	91.7%	91.8%
Comparable sales per square foot(3)
Consolidated Assets	$465	$470
Unconsolidated Assets	$546	$522
Total Portfolio	$491	$487
Average rent per square foot(2)
Consolidated Assets	$36.79	$35.34
Unconsolidated Assets	$39.64	$37.78
Total Portfolio	$37.73	$36.18

Average Base Rent Per Square Foot(2)	Mall & Freestanding Stores	% Change
3/31/08	$37.73	4.3%
3/31/07	36.18
12/31/07	37.09	4.8%
12/31/06	35.38	2.6%
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%

Leasing Activity During the Period(2):

	Average Base Rent(4)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2008 YTD	$54.55	$39.34	$15.21	38.7%
2007	44.76	39.12	5.64	14.4%
2006	43.21	36.73	6.48	17.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%

(1)
Does not include information for the regional malls in the Mills portfolio which is disclosed separately.

(2)
Includes mall and freestanding stores.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(4)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)(2)
As of March 31, 2008

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/08
Mall Stores & Freestanding
Month to Month Leases	1,119	3,096,300	$33.24
2008 (4/1 - 12/31)	1,038	1,473,534	$44.16
2009	2,154	6,117,756	$35.58
2010	2,088	5,838,519	$38.23
2011	2,093	5,384,104	$35.50
2012	1,503	5,059,820	$36.77
2013	1,269	4,000,212	$41.06
2014	1,261	3,734,296	$42.91
2015	1,212	4,110,108	$41.95
2016	1,393	4,117,694	$40.64
2017	1,381	4,570,101	$43.20
2018	731	3,213,984	$42.03
2019 and Thereafter	281	2,080,703	$33.37
Specialty Leasing Agreements w/ terms in excess of 12 months	1,049	2,592,643	$13.97
Anchor Tenants
2008 (4/1 - 12/31)	5	495,014	$3.46
2009	29	3,049,161	$3.34
2010	35	4,218,819	$2.71
2011	20	2,217,206	$4.00
2012	28	3,248,412	$4.05
2013	24	3,122,011	$4.98
2014	13	1,207,089	$7.58
2015	11	985,521	$6.89
2016	11	1,122,349	$7.79
2017	6	816,723	$2.79
2018	6	565,242	$8.43
2019 and Thereafter	37	3,853,070	$5.95

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants(1)
As of March 31, 2008

Top In-Line Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	301	3,404	1.4%	2.1%
Limited Brands, Inc.	325	1,773	0.7%	1.9%
Foot Locker, Inc.	417	1,644	0.7%	1.5%
Abercrombie & Fitch Co.	218	1,555	0.6%	1.5%
Zale Corporation	351	346	0.1%	1.1%
Luxottica Group S.P.A	342	714	0.3%	0.9%
Express LLC	116	1,031	0.4%	0.9%
Sterling Jewelers, Inc.	207	309	0.1%	0.9%
American Eagle Outfitters, Inc.	148	839	0.3%	0.8%
Genesco, Inc.	370	501	0.2%	0.8%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	155	27,488	11.3%	0.4%
Sears Roebuck & Co.	125	19,113	7.9%	0.3%
J.C. Penney Co., Inc.	115	16,550	6.8%	0.7%
Dillard's Dept. Stores	81	12,291	5.0%	0.1%
Nordstrom, Inc.	23	4,027	1.7%	0.0%
Belk, Inc.	23	2,922	1.2%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,802	0.7%	0.0%
Boscov's Department Stores	7	1,279	0.5%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.1%
Dick's Sporting Goods, Inc.	17	1,120	0.5%	0.3%
Saks Incorporated	9	1,053	0.4%	0.2%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2008-2011

Property Name	Location	New Tenant	Former Tenant
Openings through March 31, 2008
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Burlington Mall	Burlington (Boston), MA	Nordstrom	Filene's
Crystal Mall	Waterford, CT	Bed Bath & Beyond Christmas Tree Shop	Macy's Macy's
Northgate Mall	Seattle, WA	Bed Bath & Beyond	Gottschalks
Northlake Mall	Atlanta, GA	Kohl's	Parisian
Northshore Mall	Peabody, MA	Macy's Furniture Macy's Mens	Lord & Taylor Lord & Taylor
Smith Haven Mall	Lake Grove, NY	Barnes & Noble	Stern's
Upper Valley Mall	Springfield, OH	MC Sports	N/A
Openings Projected for the Remainder of 2008
Anderson Mall	Anderson, SC	Dillard's	Belk Mens (relocated)
Fashion Mall at Keystone	Indianapolis, IN	Nordstrom	Parisian
Firewheel Town Center	Garland, TX	Dick's Sporting Goods	N/A
Greenwood Park Mall	Greenwood, IN	Bravo B.J.'s Brewery	N/A N/A
Laguna Hills Mall	Laguna Hills, CA	Nordstrom Rack	WOW/Good Guys
Liberty Tree Mall	Danvers, MA	Nordstrom Rack Steve & Barry's	Stop and Shop N/A
Livingston Mall	Livingston, NJ	Barnes & Noble	N/A
Markland Mall	Kokomo, IN	MC Sports	N/A
Montgomery Mall	Montgomeryville, PA	Dick's Sporting Goods	N/A
Northshore Mall	Peabody, MA	P.F. Chang's	N/A
Richardson Square	Richardson, TX	Lowe's Ross Dress for Less (relocated)	N/A N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2008-2011

Property Name	Location	New Tenant	Former Tenant
Openings Projected for the Remainder of 2008 (continued)
Ross Park Mall	Pittsburgh, PA	Nordstrom L.L. Bean	Macy's N/A
Shops at Sunset Place, The	Miami, FL	Splitsville	Small Shops
Solomon Pond Mall	Marlborough, MA	Krazy City	N/A
Tacoma Mall	Seattle, WA	Nordstrom (relocated)	Mervyn's
Valle Vista Mall	Harlingen, TX	Circuit City	OfficeMax
Openings Projected in 2009
Chautauqua Mall	Lakewood, NY	Bed Bath & Beyond	Small Shops
Coddingtown Mall	Santa Rosa, CA	Whole Foods	Ralph's Grocery
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy's
Plaza Carolina	Carolina (San Juan), PR	Best Buy	Tiendas Capri
Quaker Bridge Mall	Lawrenceville, NJ	JCPenney (relocated)	N/A
Springfield Mall	Springfield, PA	Target	Macy's
University Park Mall	South Bend, IN	Barnes & Noble	Macy's
Valley Mall	Harrisonburg, VA	Dick's Sporting Goods	Peebles
Openings Projected in 2010
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy's
Openings Projected in 2011
Quaker Bridge Mall	Lawrenceville, NJ	Neiman Marcus Nordstrom	N/A N/A

(1)
Does not include the regional malls in the Mills portfolio.

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,387		775,543
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		874,802	445,443		1,320,245
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	262.704		809,794
4.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	662,822		1,716,127
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		536,500	330,637		867,137
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,491		698,749
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		677,215	472,775		1,149,990
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	528,796	(7)	1,377,949
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		716,939	495,905		1,212,844
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		441,208	441,532		882,740
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		682,169	402,161		1,084,330
12.	Crystal Mall	CT	Waterford	74.6%		419,405	350,364		769,769
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		1,283,938	668,523		1,952,461
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	754,956	363,375		1,118,331
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		714,210	387,765		1,101,975
16.	Coconut Point	FL	Estero	50.0%		690,814	498,684		1,189,498
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		648,144	297,770		945,914
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	453,515		849,390
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,804		424,299
20.	Dadeland Mall	FL	Miami	50.0%		1,132,072	337,873		1,469,945
21.	DeSoto Square	FL	Bradenton	100.0%		435,467	244,122		679,589
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	309,443		1,052,110
23.	Florida Mall, The	FL	Orlando	50.0%		1,092,465	616,724		1,709,189
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		461,852	291,207		753,059
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,724		748,276
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	262,983		559,020
27.	Melbourne Square	FL	Melbourne	100.0%		416,167	294,170		710,337
28.	Miami International Mall	FL	Miami	47.8%		778,784	294,779		1,073,563
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		576,051	381,452		957,503
30.	Paddock Mall	FL	Ocala	100.0%		387,378	169,457		556,835
31.	Palm Beach Mall	FL	West Palm Beach (Miami)	100.0%		749,288	334,453		1,083,741
32.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	458,251	322,126		780,377
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	768,798	369,462		1,138,260
34.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	0	475,172		475,172
35.	St. Johns Town Center	FL	Jacksonville	50.0%		653,291	569,826		1,223,117
36.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,085,312	540,191		1,625,503
37.	Treasure Coast Square	FL	Jensen Beach	100.0%		511,372	348,768		860,140
38.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		725,298	370,354		1,095,652
39.	University Mall	FL	Pensacola	100.0%		478,449	230,341		708,790
40.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		843,609	435,346		1,278,955
41.	Lenox Square	GA	Atlanta	100.0%		873,580	665,974	(7)	1,539,554
42.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,069,590	726,376		1,795,966
43.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,451		962,196
44.	Phipps Plaza	GA	Atlanta	100.0%		472,385	346,291		818,676
45.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		851,346	421,014		1,272,360
46.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		305,563	387,712		693,275
47.	NorthPark Mall	IA	Davenport	50.0%		650,456	422,428		1,072,884
48.	Southern Hills Mall(2)	IA	Sioux City	50.0%		372,937	425,694		798,631
49.	SouthRidge Mall(2)	IA	Des Moines	50.0%		388,752	498,080		886,832

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
50.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	201,047		421,877
51.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	310,994	246,180		557,174
52.	Northwoods Mall	IL	Peoria	100.0%		472,969	221,056		694,025
53.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	435,523		1,208,818
54.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		807,871	558,510	(7)	1,366,381
55.	SouthPark	NC	Charlotte	50.0%		1,044,742	581,376		1,626,118
56.	White Oaks Mall	IL	Springfield	77.5%		556,831	378,834		935,665
57.	Castleton Square	IN	Indianapolis	100.0%		908,481	468,455		1,376,936
58.	Circle Centre	IN	Indianapolis	14.7	%(3)	350,000	432,652	(7)	782,652
59.	College Mall	IN	Bloomington	100.0%		356,887	277,952		634,839
60.	Eastland Mall	IN	Evansville	50.0%		489,144	375,262		864,406
61.	Fashion Mall at Keystone	IN	Indianapolis	100.0%		120,000	433,862	(7)	553,862
62.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		754,928	525,159		1,280,087
63.	Markland Mall	IN	Kokomo	100.0%		273,094	120,602		393,696
64.	Muncie Mall	IN	Muncie	100.0%		435,756	204,023		639,779
65.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	323,685		861,475
66.	University Park Mall	IN	Mishawaka	100.0%		499,876	319,823		819,699
67.	Washington Square	IN	Indianapolis	100.0%		616,109	347,034		963,143
68.	Towne East Square	KS	Wichita	100.0%		779,490	357,303		1,136,793
69.	Towne West Square	KS	Wichita	100.0%		619,269	333,162		952,431
70.	West Ridge Mall	KS	Topeka	100.0%		716,811	281,441		998,252
71.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	177,234		821,358
72.	Arsenal Mall	MA	Watertown (Boston)	100.0%		191,395	313,886	(7)	505,281
73.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		0	204,819		204,819
74.	Auburn Mall	MA	Auburn	49.1%		417,620	173,158		590,778
75.	Burlington Mall	MA	Burlington (Boston)	100.0%		780,411	537,875		1,318,286
76.	Cape Cod Mall	MA	Hyannis	49.1%		420,199	303,518		723,717
77.	Copley Place	MA	Boston	98.1%		150,847	1,092,143	(7)	1,242,990
78.	Emerald Square	MA	North Attleboro (Providence, RI)	49.1%		647,372	375,027		1,022,399
79.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,390	(7)	431,024
80.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	340,515		838,515
81.	Mall at Chestnut Hill	MA	Chestnut Hill (Boston)	47.2%		297,253	180,165		477,418
82.	Northshore Mall	MA	Peabody (Boston)	49.1%		677,433	657,014		1,334,447
83.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	370,453		909,296
84.	South Shore Plaza	MA	Braintree (Boston)	100.0%		547,287	624,156		1,171,443
85.	Square One Mall	MA	Saugus (Boston)	49.1%		608,601	321,446		930,047
86.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		355,557	328,589		684,146
87.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	348,814		980,416
88.	Bangor Mall	ME	Bangor	67.4	%(6)	416,582	236,188		652,770
89.	Maplewood Mall	MN	St. Paul (Minneapolis)	100.0%		588,822	341,618		930,440
90.	Miller Hill Mall	MN	Duluth	100.0%		429,508	377,236		806,744
91.	Battlefield Mall	MO	Springfield	100.0%		770,111	432,767		1,202,878
92.	Independence Center	MO	Independence (Kansas City)	100.0%		499,284	532,556		1,031,840
93.	SouthPark Mall	IL	Moline	100.0%		578,056	440,948		1,019,004
94.	Crossroads Mall	NE	Omaha	100.0%		522,119	188,403		710,522
95.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		638,111	382,059		1,020,170
96.	Mall of New Hampshire, The	NH	Manchester	49.1%		444,889	363,047		807,936
97.	Pheasant Lane Mall	NH	Nashua	—	(5)	555,474	313,088		868,562

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
98.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		467,626	295,531		763,157
99.	Livingston Mall	NJ	Livingston (New York)	100.0%		616,128	336,601		952,729
100.	Menlo Park Mall	NJ	Edison (New York)	100.0%		527,591	796,453	(7)	1,324,044
101.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	274,222		890,665
102.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	686,760	412,165		1,098,925
103.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	456,775		1,243,401
104.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	408,894		1,040,450
105.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,002		635,002
106.	Chautauqua Mall	NY	Lakewood	100.0%		213,320	218,909		432,229
107.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	277,217		587,312
108.	Mall at The Source, The	NY	Westbury (New York)	25.5	%(3)	210,798	515,592		726,390
109.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	331,200		914,911
110.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	780,052	(7)	2,210,477
111.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		794,315	516,606		1,310,921
112.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	287,011		1,029,225
113.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	477,978	(7)	827,371
114.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		869,454	378,367		1,247,821
115.	Lima Mall	OH	Lima	100.0%		541,861	203,650		745,511
116.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,663		1,016,914
117.	Southern Park Mall	OH	Youngstown	100.0%		811,858	383,871		1,195,729
118.	Summit Mall	OH	Akron	100.0%		432,936	338,562		771,498
119.	Upper Valley Mall	OH	Springfield	100.0%		479,418	265,077		744,495
120.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	462,559		1,050,696
121.	Woodland Hills Mall	OK	Tulsa	94.5%		706,159	392,472		1,098,631
122.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	459,253	(7)	1,290,692
123.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	535,174		1,035,983
124.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	1,545,812	1,068,157	(7)	2,613,969
125.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	564,353	604,750	(7)	1,169,103
126.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	684,855	410,340		1,095,195
127.	Oxford Valley Mall	PA	Langhorne	63.2	%(6)	762,558	556,404	(7)	1,318,962
128.	Ross Park Mall	PA	Pittsburgh	100.0%		563,477	458,532		1,022,009
129.	South Hills Village	PA	Pittsburgh	100.0%		655,987	483,768		1,139,755
130.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	367,176	221,720		588,896
131.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	592,836	(7)	1,097,632
132.	Anderson Mall	SC	Anderson	100.0%		353,994	191,154		545,148
133.	Haywood Mall	SC	Greenville	100.0%		902,400	328,565		1,230,965
134.	Empire Mall(2)	SD	Sioux Falls	50.0%		497,341	548,030		1,045,371
135.	Rushmore Mall(2)	SD	Rapid City	50.0%		470,660	361,643		832,303
136.	Knoxville Center	TN	Knoxville	100.0%		597,028	384,606		981,634
137.	Oak Court Mall	TN	Memphis	100.0%		532,817	314,662	(7)	847,479
138.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	225,965		917,195
139.	West Town Mall	TN	Knoxville	50.0%		868,295	462,042		1,330,337
140.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,734		1,267,382
141.	Barton Creek Square	TX	Austin	100.0%		922,266	506,590		1,428,856
142.	Broadway Square	TX	Tyler	100.0%		427,730	200,188		627,918

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
143.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	449,597		1,243,313
144.	Domain, The	TX	Austin	100.0%		220,000	411,225	(7)	631,225
145.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		295,532	615,916	(7)	911,448
146.	Galleria, The	TX	Houston	31.5%		1,233,802	1,113,866		2,347,668
147.	Highland Mall(1)	TX	Austin	50.0%		732,000	359,199		1,091,199
148.	Ingram Park Mall	TX	San Antonio	100.0%		750,888	375,782		1,126,670
149.	Irving Mall	TX	Irving (Dallas)	100.0%		637,415	405,110		1,042,525
150.	La Plaza Mall	TX	McAllen	100.0%		776,397	427,075		1,203,472
151.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		745,179	352,513		1,097,692
152.	Longview Mall	TX	Longview	100.0%		440,917	209,283		650,200
153.	Midland Park Mall	TX	Midland	100.0%		339,113	279,276		618,389
154.	North East Mall	TX	Hurst (Dallas)	100.0%		1,191,930	452,287		1,644,217
155.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,308	285,785		882,093
156.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,035		917,872
157.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	240,209		629,990
158.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	211,243		440,254
159.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	190,816		571,969
160.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	534,760	272,843		807,603
161.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,516	(7)	990,245
162.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,498		505,576
163.	Virginia Center Commons	VA	Glen Allen	100.0%		506,639	280,719		787,358
164.	Columbia Center	WA	Kennewick	100.0%		408,052	365,311		773,363
165.	Northgate Mall	WA	Seattle	100.0%		612,073	437,565		1,049,638
166.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		797,895	405,641		1,203,536
167.	Bay Park Square	WI	Green Bay	100.0%		425,773	274,290		700,063
168.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	172,914		500,174

	Total Regional Mall GLA					98,704,431	65,880,555		164,584,986

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

FOOTNOTES:

(1)
Does not include regional malls in the Mills portfolio.

(2)
This Property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the Property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(6)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(7)
Mall & Freestanding GLA includes office space as follows:
Arsenal Mall—107,188 sq. ft.
Century III Mall—35,929 sq. ft.
Circle Centre Mall—9,123 sq. ft.
Copley Place—867,766 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Fashion Mall at Keystone, The—10,927 sq. ft.
Firewheel Town Center—74,999 sq. ft.
Greendale Mall—119,860 sq. ft.
King of Prussia Mall—13,627 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Lenox Square—2,674 sq. ft.
Menlo Park Mall—52,348 sq. ft.
Oak Court Mall—127,411 sq. ft.
Oxford Valley Mall—111,160 sq. ft.
Plaza Carolina—28,342 sq. ft.
River Oaks Center—116,835 sq. ft.
Roosevelt Field—1,610 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Domain—92,955 sq. ft.
The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of March 31, 2008

	As of or for the Three Months Ended March 31,
	2008	2007
Total Number of U.S. Premium Outlet Centers	39	36
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	15.7	14.0
Occupancy(1)	97.9%	99.1%
Comparable sales per square foot(1)	$511	$485
Average base rent per square foot(1)	$26.32	$24.84

Average Base Rent Per Square Foot(1)	Total Center	% Change
3/31/08	$26.32	6.0%
3/31/07	24.84
12/31/07	25.67	5.9%
12/31/06	24.23	4.6%
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period (1):

	Average Base Rent(2)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2008 YTD	$31.73	$24.67	$7.06	28.6%
2007	31.43	23.64	7.79	33.0%
2006	29.95	22.87	7.08	31.0%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)
For all owned gross leasable area.

(2)
Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of March 31, 2008

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/08
2008 (4/1-12/31)	283	1,042,493	$21.69
2009	388	1,544,060	$23.24
2010	509	2,204,808	$24.74
2011	475	2,061,666	$24.57
2012	482	2,027,402	$27.18
2013	372	1,773,151	$27.79
2014	241	837,388	$31.49
2015	218	763,625	$31.72
2016	235	765,136	$35.66
2017	299	948,438	$38.20
2018 and Thereafter	344	1,294,404	$44.89

(1)
Does not consider the impact of renewal options that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of March 31, 2008

(Sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Phillips—Van Heusen Corporation	186	880	0.4%	0.7%
The Gap, Inc.	87	825	0.3%	0.5%
Jones Retail Corporation	154	474	0.2%	0.4%
Adidas Promotional Retail Operations, Inc.	63	532	0.2%	0.4%
Nike Retail Services, Inc.	74	622	0.3%	0.4%
The William Carter Company, Inc.	69	333	0.1%	0.3%
Tommy Hilfiger Retail Operations, Inc.	46	305	0.1%	0.3%
Brown Group Retail, Inc.	69	298	0.1%	0.2%
LCI Holdings, Inc.	64	411	0.2%	0.2%
VF Outlet	63	387	0.2%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo	100.0%	454,091
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	287,931
3.	Desert Hills Premium Outlets	CA	Cabazon (Riverside)	100.0%	498,838
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	298,848
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,305
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	525,298
7.	Napa Premium Outlets	CA	Napa	100.0%	179,348
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,982
9.	Vacaville Premium Chalets	CA	Vacaville	100.0%	442,041
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,163
11.	Orlando Premium Outlets	FL	Orlando	100.0%	435,695
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,489
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
16.	Edinburgh Premium Outlets	IN	Edinburgh	100.0%	377,772
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,314
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,425
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,534
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,435
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	439,445
23.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	172,410
24.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,779
25.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	477,002
26.	Las Vegas Premium Outlets	NV	Las Vegas	100,0%	538,660
27.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,577
28.	Woodbury Common Premium Outlets	NY	Central Valley	100.0%	844,246
29.	Aurora Farms Premium Outlets	OH	Aurora	100.0%	300,218
30.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,815
31.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	425,242
32.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,774
33.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,492
34.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	425,504
35.	Rio Grande Valley Premium Outlets	TX	Mercedes	100.0%	546,708
36.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	431,621
37.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	463,288
38.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100,0%	402,668
39.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585

	Total U.S. Premium Outlet Centers GLA				15,685,659

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information(1)
As of March 31, 2008

	As of or for the Three Months Ended March 31,
	2008	2007
Total Number of Community/Lifestyle Centers	67	68
Total Community/Lifestyle Center GLA (in millions of square feet)	18.6	19.2
Occupancy(2)
Consolidated Assets	92.1%	91.4%
Unconsolidated Assets	95.9%	96.4%
Total Portfolio	93.3%	93.1%
Average rent per square foot(2)
Consolidated Assets	$12.82	$12.06
Unconsolidated Assets	$11.81	$11.70
Total Portfolio	$12.47	$11.94

Average Base Rent Per Square Foot(2)	Total Center	% Change
3/31/08	$12.47	4.4%
3/31/07	11.94
12/31/07	12.43	5.2%
12/31/06	11.82	3.6%
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%

Leasing Activity During the Period(2):

	Average Base Rent(3)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2008 (YTD)	$10.93	$11.33	$(0.40)	(3.5%)
2007	18.43	14.56	3.87	26.6%
2006	12.47	10.49	1.98	18.9%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%

(1)
Does not include operational information for the community centers in the Mills portfolio.

(2)
For all owned gross leasable area.

(3)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)(2)
As of March 31, 2008

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/08
Mall Stores & Freestanding
Month to Month Leases	45	147,483	$13.52
2008 (4/1 - 12/31)	116	295,259	$15.68
2009	165	476,636	$16.46
2010	235	740,727	$18.79
2011	226	742,812	$18.85
2012	151	534,184	$18.38
2013	66	300,242	$15.93
2014	29	156,688	$20.52
2015	54	254,181	$22.13
2016	42	182,519	$20.62
2017	39	170,456	$24.18
2018	8	33,067	$23.12
2019 and Thereafter	45	216,295	$22.95
Specialty Leasing Agreements w/ terms in excess of 12 months	7	76,117	$2.72
Anchor Tenants
Month to Month Leases	2	36,890	$4.54
2008 (4/1 - 12/31)	9	262,053	$7.16
2009	18	570,147	$7.81
2010	30	917,335	$11.46
2011	19	767,219	$6.91
2012	19	673,867	$8.42
2013	19	566,492	$8.64
2014	19	768,374	$8.26
2015	19	645,930	$10.94
2016	22	705,706	$10.54
2017	22	864,405	$9.62
2018	17	669,201	$10.92
2019 and Thereafter	22	1,022,866	$11.64
Specialty Leasing Agreements w/ terms in excess of 12 months	3	75,936	$2.05

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants(1)
As of March 31, 2008

(Sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Target Corporation	12	1,569	0.6%	0.0%
Wal-Mart Stores, Inc.	8	923	0.4%	0.0%
Kohl's Department Stores, Inc.	10	913	0.4%	0.1%
Best Buy Company, Inc.	20	866	0.4%	0.2%
Retail Ventures, Inc.	15	697	0.3%	0.1%
TJX Companies, Inc.	21	665	0.3%	0.2%
Bed Bath & Beyond, Inc.	13	398	0.2%	0.1%
Burlington Coat Factory	6	374	0.2%	0.1%
Dick's Sporting Goods, Inc.	7	344	0.1%	0.1%
Office Max, Inc.	12	312	0.1%	0.1%

(1)
Does not include the community centers in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0%	(3)	334,393
2.	Gaitway Plaza	FL	Ocala	23.3%	(3)	208,740
3.	Highland Lakes Center	FL	Orlando	100.0%		493,272
4.	Indian River Commons	FL	Vero Beach	50.0%		255,882
5.	Royal Eagle Plaza	FL	Coral Springs (Miami)	35.0%	(3)	199,045
6.	Terrace at the Florida Mail	FL	Orlando	100.0%		346,693
7.	Waterford Lakes Town Center	FL	Orlando	100.0%		951,647
8.	West Town Corners	FL	Altamonte Springs (Orlando)	23.3%	(3)	385,259
9.	Westland Park Plaza	FL	Orange Park (Jacksonville)	23.3%	(3)	163,154
10.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,612
11.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		630,359
12.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
13.	Crystal Court	IL	Crystal Lake (Chicago)	35.0%	(3)	278,970
14.	Forest Plaza	IL	Rockford	100.0%		360,368
15.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,462
16.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		368,007
17.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,266
18.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,955
19.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		305,070
20.	White Oaks Plaza	IL	Springfield	100.0%		391,501
21.	Willow Knolls Court	IL	Peoria	35.0	%(3)	382,377
22.	Brightwood Plaza	IN	Indianapolis	100.0%		38,493
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		498,581
24.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
26.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
27.	Markland Plaza	IN	Kokomo	100.0%		90,527
28.	Muncie Plaza	IN	Muncie	100.0%		298,821
29.	New Castle Plaza	IN	New Castle	100.0%		91,648
30.	Northwood Plaza	IN	Fort Wayne	100.0%		208,245
31.	Teal Plaza	IN	Lafayette	100.0%		101,087
32.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
33.	University Center	IN	Mishawaka	100.0%		150,524
34.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0%	(3)	549,576
35.	Washington Plaza	IN	Indianapolis	100.0%		50,107
36.	West Ridge Plaza	KS	Topeka	100.0%		253,620
37.	Park Plaza	KY	Hopkinsville	100.0%		114,924
38.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,817
39.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
40.	Ridgewood Court	MS	Jackson	35.0%	(3)	240,671
41.	Dare Centre	NC	Kill Devil Hills	100.0%		168,838
42.	MacGregor Village	NC	Cary	100.0%		144,997
43.	North Ridge Shopping Center	NC	Raleigh	100.0%		166,555
44.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		149,570
45.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%		458,828
46.	Cobblestone Court	NY	Victor	35.0%	(3)	265,461

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
47.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,104
48.	Lima Center	OH	Lima	100.0%		236,878
49.	Eastland Plaza	OK	Tulsa	100.0%		190,261
50.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3%	(4)	101,742
51.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0%	(4)	107,373
52.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	63.2%	(4)	267,231
53.	Whitehall Mall	PA	Whitehall	38.0%	(4)	588,143
54.	Charles Towne Square	SC	Charleston	100.0%		71,794
55.	Empire East(2)	SD	Sioux Falls	50.0%		297,278
56.	Knoxville Commons	TN	Knoxville	100.0%		180,463
57.	Arboretum at Great Hills	TX	Austin	100.0%		207,016
58.	Gateway Shopping Centers	TX	Austin	95.0%		512,595
59.	Ingram Plaza	TX	San Antonio	100.0%		111,518
60.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,445
61.	Palms Crossing	TX	McAllen	100.0%		322,241
62.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,584
63.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		364,636
64.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		613,982
65.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
66.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	249,658
67.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center GLA					18,627,753

FOOTNOTES:

(1)
Does not include the community centers in the Mills portfolio.

(2)
This Property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximate 76% ownership interest in Kravco Simon Investment.

SIMON PROPERTY GROUP
U.S. Mills Portfolio Operational Information
As of March 31, 2008

As of or for the Three Months Ended March 31, 2008
The Mills®
Total Number of The Mills®	17
Total GLA (in millions of square feet)	24.3
Occupancy(1)	94.2%
Comparable sales per square foot(2)	$379
Average base rent per square foot(1)	$19.25
Mills Regional Malls(3)
Total Number of Regional Malls	16
Total GLA (in millions of square feet)	17.6
Occupancy(4)	86.8%
Comparable sales per square foot(2)	$450
Average rent per square foot(4)	$37.05
Mills Community Centers
Total Number of Community Centers	4
Total GLA (in millions of square feet)	1.0
Occupancy(1)	97.0%
Average rent per square foot(1)	$11.13

(1)
For all owned gross leasable area.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(4)
Includes mall and freestanding stores.

SIMON PROPERTY GROUP
U.S. Mills Portfolio Property Listing

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
	The Mills®
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,252,395
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6%	(2)	1,290,916
3.	Cincinnati Mills	OH	Cincinnati	50.0%		1,442,171
4.	Colorado Mills	CO	Lakewood (Denver)	18.8%	(2)	1,102,992
5.	Concord Mills	NC	Concord (Charlotte)	29.6%	(2)	1,348,935
6.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0%	(2)	1,183,389
7.	Franklin Mills	PA	Philadelphia	50.0%		1,743,212
8.	Grapevine Mills	TX	Grapevine (Dallas)	29.6	%(2)	1,777,643
9.	Great Mall of the Bay Area	CA	Milpitas (San Jose)	24.5%	(2)	1,378,807
10.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,817,879
11.	Katy Mills	TX	Katy (Houston)	31.3%	(2)	1,587,909
12.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,482,310
13.	Opry Mills	TN	Nashville	24.5%	(2)	1,156,125
14.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,552,964
15.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,252,292
16.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0%	(2)	1,191,666
17.	The Block at Orange	CA	Orange (Los Angeles)	25.0%	(2)	727,577

	Subtotal The Mills®					24,289,182
	Regional Malls(1)
18.	Briarwood Mall	MI	Ann Arbor	25.0%		975,748
19.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0%	(2)	2,399,626	(3)
20.	Dover Mall	DE	Dover	34.1%		887,070
21.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		899,508
22.	Falls, The	FL	Miami	25.0%		807,905
23.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		878,153
24.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,073,604
25.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,037,900
26.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,125,695
27.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,673
28.	Meadowood Mall	NV	Reno	25.0%		884,523
29.	Northpark Mall	MS	Ridgeland	50.0%		958,335
30.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		743,433
31.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,342,570	(3)
32.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,226,281
33.	Stoneridge Mall	CA	Pleasanton (San Francisco)	25.0%		1,301,480

	Subtotal Regional Malls					17,611,504
	Community Centers
34.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,096
35.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6%	(2)	101,613
36.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
37.	Liberty Plaza	PA	Philadelphia	50.0%		371,446

	Subtotal Community Centers					1,013,838

	Total Mills Properties					42,914,524

(1)
Does not include two regional malts in Atlanta (Gwinnett Place and Town Center at Cobb) in which the Company held a 50% interest prior to the Mills acquisition.

(2)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)
Includes office space as follows:
    Del Amo Fashion Center—113,000 sq. ft.
    Southdale Center—22,478 sq. ft.

SIMON PROPERTY GROUP
International Operational Information(1)
As of March 31, 2008

	As of or for the Three Months Ended March 31,
	2008	2007
European Shopping Centers
Total Number of Shopping Centers	51	53
Total GLA (in millions of square feet)	13.3	12.2
Occupancy	98.5%	97.6%
Comparable sales per square foot	€424	€395
Average rent per square foot	€29.68	€26.55
International Premium Outlets—Japan
Total Number of Premium Outlets	6	5
Total GLA (in millions of square feet)	1.8	1.4
Occupancy	98%	100%
Comparable sales per square foot	¥94,134	¥89,554
Average base rent per square foot	¥4,691	¥4,654

(1)
Does not include Premium Outlets Punta Norte in Mexico and Yeoju Premium Outlets in South Korea.

SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		159,900	416,900	576,800
2.	Bay 1	Torcy (Paris)	50.0%		—	348,900	348,900
3.	Bel'Est	Bagnolet (Paris)	17.5%		109,800	63,300	173,100
4.	Villabé A6	Villabé (Paris)	7.5%		124,900	159,400	284,300
5.	Wasquehal	Wasquehal (Lille)	50.0%		131,300	123,400	254,700

	Subtotal France				525,900	1,111,900	1,637,800
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
9.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
11.	Modugno	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
18.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
19.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
20.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
21.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	163,800	120,100	283,900
22.	Cinisello	Cinisello (Milano)	49.0%		125,000	250,600	375,600
23.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
24.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
25.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
26.	Giugliano	Giugliano (Napoli)	49.0	%(6)	130,000	624,500	754,500
27.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
28.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
29.	Vulcano Buono	Nola (Napoli)	22.1%		142,900	733,100	876,000
	Olbia:
30.	Olbia	Olbia	49.0	%(3)	74,600	133,000	207,600

SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	Padova:
31.	Padova	Padova	49.0%		73,300	32,500	105,800
	Palermo:
32.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
33.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
34.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
35.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
36.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
37.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
38.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
39.	Porta Di Roma	Roma	19.6%		624,800	630,600	1,255,400
	Sassari:
40.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
41.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
42.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
43.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
44.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
45.	Torino	Torino	49.0%		105,100	66,700	171,800
46.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
47.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
48.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
49.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500

	Subtotal Italy				4,475,700	5,742,800	10,218,500
	POLAND
50.	Arkadia Shopping Center	Warsaw	50.0%		202,200	900,800	1,103,000
51.	Wilenska Station Shopping Center	Warsaw	50.0%		92,700	215,900	308,600

	Subtotal Poland				294,900	1,116,700	1,411,600
	JAPAN
52.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	481,900	481,900
53.	Kobe-Sanda Premium Outlets	Hyougo-ken (Osaka)	40.0%		—	193,500	193,500
54.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	320,600	320,600
55.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	316,500	316,500
56.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	230,300	230,300
57.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	242,300	242,300

	Subtotal Japan				—	1,785,100	1,785,100

SIMON PROPERTY GROUP
International Property Listing

				Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)	Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	MEXICO
58.	Premium Outlets Punta Norte	Mexico City	50.0%	—	231,900	231,900

	Subtotal Mexico			—	231,900	231,900
	SOUTH KOREA
59.	Yeoju Premium Outlets	Seoul	50.0%	—	249,900	249,900

	Subtotal South Korea			—	249,900	249,900

	TOTAL INTERNATIONAL ASSETS			5,296,500	10,238,300	15,534,800

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)
We own our interest in the assets in France and Poland through our shareholdings in Simon Ivanhoe S.a.r.l. Our interest in the Italian assets is owned through Gallerie Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5 and our interest in South Korea through Shinsegae Chelsea Co., Ltd.

(6)
On April 4, 2007, Gallerie Commerciali Italia acquired the remaining 60% interest in the shopping gallery at this center, which consists of 177,600 sf of leasable area. The Company owns a 19.6% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

SIMON PROPERTY GROUP
Capital Expenditures
For the Three Months Ended March 31, 2008
(In thousands)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group's Share
New development projects	$75,053	$132,571	$58,847
Redevelopment projects with incremental
GLA and/or Anchor Replacement	$90,072	$84,245	$38,019
Renovations with no incremental GLA	$9,527	$—	$—
Tenant allowances:
Retail	$19,920	$16,158	$5,243
Office	$212	$—	—
Operational capital expenditures at properties:
CAM expenditures(1)	$635	$1,363	$542
Non-CAM expenditures	$814	$5,375	$2,010

Totals	$196,233	$239,712	$104,661

Plus (Less): Conversion from accrual to cash basis	$34,486	$2,615

Capital Expenditures for the Three Months Ended 3/31/08(2)	$230,719	$242,327

Capital Expenditures for the Three Months Ended 3/31/07(2)(3)	$205,678	$127,621

(1)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

(3)
2007 capital expenditures do not include expenditures from international properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2008

								Construction-in-Progress
										Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties		Total	The Company's Share
New Development Projects
Hamilton Town Center Noblesville (Indianapolis), IN	Phase I of a 950,000 square foot center with a town center component anchored by Hamilton 16 Theatre (with IMAX), Borders Books & Music, Dick's Sporting Goods and Old Navy and two community center components anchored by JCPenney, Steinmart, Bed Bath & Beyond, DSW and Ulta	50%	10/07 (JCPenney) 5/08 (All other)	$130	$121	$61	9%	—		$79.8	$39.9
Jersey Shore Premium Outlets Tinton Falls, NJ	435,000 square foot upscale outlet center	100%	11/08	$157	$157	$157	12%	$78.8		—	—
Pier Park Panama City Beach, FL	867,000 square foot hybrid community/lifestyle center anchored by Target, Dillard's, JCPenney, Grand 16 Theatre, Borders Books & Music, Old Navy, Ron Jon Surf Shop and Jimmy Buffett's Margaritaville	100%	10/06 (Target) 5/07 (Theater) Q1 2008 (Dillard's, JCPenney, Old Navy) 5/08 (All other)	$169	$139	$139	8%	$86.0	(5)	—	—
Significant Redevelopment and Expansion Projects with Incremental GLA
Northshore Mall Peabody (Boston), MA	Addition of Nordstrom and small shops, The Cheesecake Factory, P.F. Chang's, and mall renovation	49%	10/07 (Cheesecake) 9/08 (P.F. Chang's) 11/08 (shops/renov) 4/09 (Nordstrom)	$125	$125	$61	7%	—		$58.6	$28.8
Orlando Premium Outlets Orlando, FL	114,000 square foot expansion of upscale outlet center, including the addition of a four-level parking garage	100%	11/08	$69	$69	$69	16%	$40.9		—	—
Philadelphia Premium Outlets Limerick, PA	120,000 square foot expansion of upscale outlet center	100%	4/08	$27	$27	$27	17%	$22.3		—	—
The Promenade at Camarillo Camarillo, CA	220,000 square foot expansion of upscale outlet center anchored by Neiman Marcus Last Call and Saks Fifth Avenue Off 5th	100%	Spring 2009	$81	$77	$77	13%	$17.8		—	—
Ross Park Mall Pittsburgh, PA	Addition of Nordstrom and small shops	100%	10/08	$32	$25	$25	8%	$20.4		—	—
Tacoma Mall Tacoma (Seattle), WA	Relocation of Nordstrom and two-phase lifestyle addition with small shops and restaurants	100%	10/08 (Nordstrom and Phase I) 2009 (Phase II)	$77	$73	$73	8%	$34.0		—	—
University Park Mall Mishawaka (South Bend), IN	Demolition of former Marshall Field's and replacement with lifestyle addition including Barnes & Noble, Ulta, Granite City Food & Brewery, Bar Louie and small shops	100%	8/08 2009 (Barnes)	$45	$45	$45	8%	$21.7		—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2008

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Other Redevelopment and Expansion Projects with Incremental GLA
Livingston Mall Livingston, NJ	Addition of Barnes & Noble, expansion of Modell's and food court addition	100%	10/07 (food court) 8/08 (Barnes) 10/08 (Modell's)
Richardson Square Richardson, TX	Redevelopment of existing mall into community center with Lowe's Home Improvement and relocation of Ross Dress for Less	100%	7/08
Rio Grande Valley Premium Outlets Mercedes, TX	32,000 sf expansion of upscale outlet center including Saks Fifth Avenue Off 5th	100%	12/08
Summit Mall Akron, OH	Addition of lifestyle component	100%	4/08
Treasure Coast Square Jensen Beach, FL	Addition of lifestyle component	100%	10/08
	Subtotal Other Redevelopment and Expansion Projects with Incremental GLA			$75	$69	$69	7%	$40.2	—	—
Renovations
Broadway Square Tyler, TX	Mall renovation	100%	5/08
Cordova Mall Pensacola, FL	Mall renovation and redevelopment of food court and former cinema into new food court and small shops	100%	9/08 (Renov) 12/08 (All other)
The Forum Shops at Caesars Las Vegas, NV	Mall renovation	100%	8/08
Irving Mall Irving (Dallas-Ft. Worth), TX	Mall renovation	100%	11/08
Lakeline Mall Austin, TX	Mall renovation	100%	5/08
Livingston Mall Livingston (New York), NJ	Mall renovation	100%	8/08
Rockaway Townsquare Rockaway (New York), NY	Mall renovation	100%	8/08
St. Charles Towne Center Waldorf (Washington, D.C.), MD	Mall renovation	100%	4/08
Valle Vista Mall Harlingen, TX	Mall renovation	100%	10/08
	Subtotal Renovations			$128	$128	$128		$34.7	—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2008

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Anchor/Big Box/Theater Activity
Anderson Mall Anderson, SC	Addition of Dillard's and expansion of Belk	100%	11/08
Coddingtown Mall Santa Rosa, CA	Addition of Whole Foods	50%	6/09
Edison Mall Ft. Myers, FL	Addition of Elephant Bar	100%	5/08
Fashion Mall at Keystone, The Indianapolis, IN	Addition of Nordstrom	100%	9/08
Firewheel Town Center Garland, TX	Addition of Dick's Sporting Goods	100%	5/08
Laguna Hills Mall Laguna Hills (Los Angeles), CA	Addition of Nordstrom Rack	100%	9/08
Montgomery Mall North Wales (Philadelphia), PA	Addition of Dick's Sporting Goods	60%	5/08
Ross Park Mall Pittsburgh, PA	Addition of L.L. Bean	100%	11/08
	Subtotal Anchor/Big Box/Theater Activity			$78	$78	$69	9%	$30.3	$10.4	$6.1
Asset Intensification
Coconut Point Estero, FL	Addition of 108-room Hyatt Place Hotel	50%	12/08
Ingram Park Mall San Antonio, TX	Addition of self-storage facility	50%	5/08
Rolling Oaks Mall San Antonio, TX	Addition of self-storage facility	50%	4/08
	Subtotal Asset Intensification			$33	$33	$12	11%	—	$6.3	$3.2
Miscellaneous								$19.7	$10.8	$5.1

Total Construction in Progress(4)								$446.8	$165.9	$83.1

Land Held for Development								$24.5	$330.4	$138.6

(1)
Does not include the Mills portfolio in which the Company acquired an interest in on March 29, 2007.

(2)
Cost and return are based upon current budget assumptions. Actual results may vary.

(3)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(4)
Does not include the Company's international properties.

(5)
Does not include $33.7 million in costs transferred to fixed asset accounts.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of March 31, 2008

Shopping center/ Location (Metropolitan area)	Project Description	Anchors/ Major Tenants	The Company's Ownership Percentage of Project	Opening	Projected Net Cost* (in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	March 2009	€64
Catania—Sicily, Italy	642,000 square foot center anchored by a hypermarket and approximately 120 shops	Auchan	24.0%	June 2010	€157
Asia:
Changshu, China	487,000 square foot center anchored by a hypermarket with approximately 140 shops	Wal-Mart, Forever 21, Sephora, Starbucks, Vero Moda, Sport 100, C&A	32.5%	Q2 2008	CNY 562
Hangzhou, China	310,000 square foot center anchored by a hypermarket with approximately 85 shops	Wal-Mart, Forever 21, Sephora, Vero Moda, C&A	32.5%	Q2 2009	CNY 478
Hefei, China	430,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, Stellar Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	Q3 2009	CNY 522
Sendai-Izumi Premium Outlets—Sendai, Japan	172,000 square foot upscale outlet center		40.0%	October 2008	JPY 5,350
Suzhou, China	750,000 square foot center anchored by a hypermarket and theater with approximately 200 shops	Wal-Mart, Best Buy, Golden Harvest Cinemas, Forever 21, C&A, Sephora, Starbucks, Vero Moda, Sport 100, H&M	32.5%	Q2 2009	CNY 968
Zhengzhou, China	478,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, China Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	Q1 2009	CNY 550
Expansion Projects:
Sano Premium Outlets— Sano, Japan	73,000 square foot phase IV expansion of upscale outlet center		40.0%	July 2008	JPY 4,525
Other projects (1 leasehold development)					€1

*
Cost is based upon current budget assumptions. Actual results may vary.

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of March 31, 2008
(In thousands)

Year	The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2008	442,160	350,000	394,240	1,186,400
2009	743,417	900,000	437,092	2,080,509
2010	1,173,855	1,100,000	717,741	2,991,596
2011	521,071	3,343,075	794,140	4,658,286
2012	1,357,060	1,450,000	1,035,275	3,842,335
2013	201,079	425,000	397,050	1,023,129
2014	406,644	700,000	804,869	1,911,513
2015	4,032	1,200,000	517,142	1,721,174
2016	214,671	1,300,000	559,143	2,073,814
2017	573,283	500,000	844,818	1,918,101
2018	1,948	200,000	—	201,948
Thereafter	20,097	(0)	10,437	30,534

Face Amounts of Indebtedness	$5,659,317	$11,468,075	$6,511,947	$23,639,339
Premiums (Discounts) on Indebtedness, Net	21,311	12,878	11,626	45,815
Fair Value of Interest Rate Swaps Agreements	—	0	—	0

The Company's Share of Total Indebtedness	$5,680,628	$11,480,953	$6,523,573	$23,685,154

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant(1)	Required		Actual		Compliance
Total Debt to Total Assets	65%		48%		Yes
Total Secured Debt to Total Assets	50%		25%		Yes
Fixed Charge Coverage Ratio	>1.5	X	2.6	X	Yes
Total Unencumbered Assets to Unsecured Debt	125%		237%		Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to the Company's senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of March 31, 2008
(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,797,329	$4,517,510	6.07%	4.2
Floating Rate Debt (Hedged)(1)	93,341	93,341	3.60%	1.1
Floating Rate Debt	1,052,005	1,048,466	3.42%	3.3

Total Mortgage Debt	5,942,675	5,659,317	5.54%	4.0
Unsecured Debt
Fixed Rate	9,575,000	9,575,000	5.71%	4.9
Revolving Credit Facility—US Tranche	1,008,000	1,008,000	3.08%	2.8
Revolving Credit Facility—Swapped to fixed rate	300,000	300,000	3.47%	0.8
Revolving Credit Facility—Yen Currency	244,585	244,585	1.12%	2.8
Revolving Credit Facility—Euro Currency	340,490	340,490	4.73%	2.8

Total Revolving Credit Facility	1,893,075	1,893,075	3.13%	2.8
Total Unsecured Debt	11,468,075	11,468,075	5.28%	4.5
Premium	58,227	57,421
Discount	(23,231)	(23,232)

Consolidated Mortgages and Other Indebtedness(2)	$17,445,746	$17,161,581	5.36%	4.4

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$13,416,627	$5,200,629	5.76%	5.6
Floating Rate Debt (Hedged)(1)	736,594	319,025	4.09%	2.9
Floating Rate Debt	1,936,832	867,428	4.17%	3.9

Total Mortgage Debt	16,090,053	6,387,082	5.45%	5.3
Unsecured Fixed Rate Debt	100,000	50,000	7.38%	3.0
Unsecured Floating Rate Debt	152,786	74,865	5.16%	0.7

Total Unsecured Debt	252,786	124,865	6.05%	1.6
Premium	30,303	14,538
Discount	(5,833)	(2,912)

Joint Venture Mortgages and Other Indebtedness	$16,367,309	$6,523,573	5.46%	5.2

The Company's Share of Total Indebtedness		$23,685,154	5.39%	4.6

Summary of the Company's share of Fixed and Variable Rate Debt
Consolidated
Fixed	82.3%	14,126,699	5.76%	4.7
Variable	17.7%	3,034,882	3.24%	2.9

	100.0%	17,161,581	5.36%	4.4
Joint Venture
Fixed	80.7%	5,262,255	5.77%	5.6
Variable	19.3%	1,261,318	4.15%	3.6

	100.0%	$6,523,573	5.46%	5.2

Total Debt		23,685,154

Total Fixed Debt	81.9%	19,388,954	5.81%	4.9

Total Variable Debt	18.1%	4,296,200	3.51%	3.1

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company's Share of Indebtedness
Consolidated Indebtedness:
Simon Property Group, LP (MOPPRS)		06/15/08	7.00%	Fixed	Unsecured	200,000	200,000
Gilroy Premium Outlets	(9)	07/11/08	6.99%	Fixed	Secured	61,971	61,971
Kittery Premium Outlets	(9)	07/11/08	6.99%	Fixed	Secured	10,259	10,259
Lighthouse Place Premium Outlets	(9)	07/11/08	6.99%	Fixed	Secured	42,761	42,761
Waterloo Premium Outlets	(9)	07/11/08	6.99%	Fixed	Secured	34,441	34,441
Simon Property Group, LP (Sr. Notes)		08/28/08	5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		10/10/08	6.75%	Fixed	Secured	30,687	30,687
College Mall—1	(3)	01/01/09	7.00%	Fixed	Secured	30,515	30,515
College Mall—2	(3)	01/01/09	6.76%	Fixed	Secured	10,435	10,435
Greenwood Park Mall—1	(3)	01/01/09	7.00%	Fixed	Secured	25,557	25,557
Greenwood Park Mall—2	(3)	01/01/09	6.76%	Fixed	Secured	53,913	53,913
Towne East Square—1		01/01/09	7.00%	Fixed	Secured	42,244	42,244
Towne East Square—2		01/01/09	6.81%	Fixed	Secured	21,763	21,763
Woodland Hills Mall		01/01/09	7.00%	Fixed	Secured	79,763	75,350
Simon Property Group, LP (Sr. Notes)		01/30/09	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09	7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09	7.03%	Fixed	Secured	66,769	63,094
CPG Partners, LP (Sr. Notes)		03/15/09	3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09	5.10%	Fixed	Secured	91,809	91,809
Plaza Carolina—Variable Capped	(2)	05/09/09	3.60%	Variable	Secured	93,341	93,341
Plaza Carolina—Variable Floating	(2)	05/09/09	3.60%	Variable	Secured	56,005	56,005
Simon Property Group, LP (Sr. Notes)		07/15/09	7.00%	Fixed	Unsecured	150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09	8.63%	Fixed	Unsecured	50,000	50,000
Bloomingdale Court	(8)	11/01/09	7.78%	Fixed	Secured	26,961	26,961
Forest Plaza	(8)	11/01/09	7.78%	Fixed	Secured	14,788	14,788
Lake View Plaza	(8)	11/01/09	7.78%	Fixed	Secured	19,658	19,658
Lakeline Plaza	(8)	11/01/09	7.78%	Fixed	Secured	21,551	21,551
Lincoln Crossing	(8)	11/01/09	7.78%	Fixed	Secured	2,976	2,976
Matteson Plaza	(8)	11/01/09	7.78%	Fixed	Secured	8,656	8,656
Muncie Plaza	(8)	11/01/09	7.78%	Fixed	Secured	7,484	7,484
Regency Plaza	(8)	11/01/09	7.78%	Fixed	Secured	4,058	4,058
St. Charles Towne Plaza	(8)	11/01/09	7.78%	Fixed	Secured	25,969	25,969
West Ridge Plaza	(8)	11/01/09	7.78%	Fixed	Secured	5,230	5,230
White Oaks Plaza	(8)	11/01/09	7.78%	Fixed	Secured	15,960	15,960
Simon Property Group, LP (Sr. Notes)		03/18/10	4.88%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10	4.60%	Fixed	Unsecured	400,000	400,000
Mall of Georgia		07/01/10	7.09%	Fixed	Secured	187,798	187,798
University Park Mall	(2)	07/09/10	3.55%	Variable	Secured	100,000	100,000
SB Trolley Square Holding		08/01/10	9.03%	Fixed	Secured	28,036	28,036
Copley Place	(2)	08/01/10	3.35%	Variable	Secured	191,000	187,461

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		84,160	81,820
Crystal River		11/11/10	7.63%	Fixed	Secured		15,080	15,080
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		531,271	531,271
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		51,386	41,109
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		76,806	48,511
Revolving Credit Facility-USD	(2)	01/11/11	3.08%	Variable	Unsecured		1,308,000	1,308,000
Revolving Credit Facility—Yen Currency	(2)	01/11/11	1.12%	Variable	Unsecured	(14)	244,585	244,585
Revolving Credit Facility—Euro Currency	(2)	01/11/11	4.73%	Variable	Unsecured	(15)	340,490	340,490
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		14,789	11,235
Ingram Park Mall	(7)	08/11/11	6.99%	Fixed	Secured		78,075	78,075
Knoxville Center	(7)	08/11/11	6.99%	Fixed	Secured		59,123	59,123
Northlake Mall	(7)	08/11/11	6.99%	Fixed	Secured		68,205	68,205
Towne West Square	(7)	08/11/11	6.99%	Fixed	Secured		51,106	51,106
Simon Property Group, LP (Sr. Notes)		09/01/11	5.60%	Fixed	Unsecured		600,000	600,000
Gateway Shopping Center		10/01/11	5.89%	Fixed	Secured		87,000	84,213
Tacoma Mall		10/01/11	7.00%	Fixed	Secured		124,282	124,282
Simon Property Group, LP (Sr. Notes)		03/01/12	5.00%	Fixed	Unsecured		600,000	600,000
Secured Term Loan	(2)	03/05/12	3.40%	Variable	Secured		705,000	705,000
Simon Property Group, LP (Sr. Notes)		05/01/12	5.75%	Fixed	Unsecured		400,000	400,000
Gwinnett Place		06/08/12	5.68%	Fixed	Secured		115,000	86,250
Town Center at Cobb		06/08/12	5.74%	Fixed	Secured		280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured		350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured		28,094	28,094
Century III Mall	(5)	10/10/12	6.20%	Fixed	Secured		82,929	82,929
Crossroads Mall		10/10/12	6.20%	Fixed	Secured		41,651	41,651
Forest Mall	(6)	10/10/12	6.20%	Fixed	Secured		16,679	16,679
Highland Lakes Center	(5)	10/10/12	6.20%	Fixed	Secured		15,374	15,374
Longview Mall	(5)	10/10/12	6.20%	Fixed	Secured		31,215	31,215
Markland Mall	(6)	10/10/12	6.20%	Fixed	Secured		22,084	22,084
Midland Park Mall	(6)	10/10/12	6.20%	Fixed	Secured		32,240	32,240
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured		51,575	51,575
Richmond Towne Square	(6)	10/10/12	6.20%	Fixed	Secured		45,285	45,285
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured		150,000	150,000
Factory Stores of America—Boaz	(10)	03/10/13	9.10%	Fixed	Secured		2,707	2,707
The Factory Shoppes at Branson Meadows	(10)	03/10/13	9.10%	Fixed	Secured		9,257	9,257
MacGregor Village	(10)	03/10/13	9.10%	Fixed	Secured		6,666	6,666
Factory Stores of America—Georgetown	(10)	03/10/13	9.10%	Fixed	Secured		6,416	6,416

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company's Share of Indebtedness
Factory Stores of America—Graceville	(10)	03/10/13	9.10%	Fixed	Secured	1,906	1,906
Dare Centre	(10)	03/10/13	9.10%	Fixed	Secured	1,657	1,657
Factory Stores of America—Lebanon	(10)	03/10/13	9.10%	Fixed	Secured	1,602	1,602
Factory Stores of America— Nebraska City	(10)	03/10/13	9.10%	Fixed	Secured	1,504	1,504
North Ridge Shopping Center	(10)	03/10/13	9.10%	Fixed	Secured	8,142	8,142
Factory Stores of America—Story City	(10)	03/10/13	9.10%	Fixed	Secured	1,861	1,861
Carolina Premium Outlets—Smithfield	(10)	03/10/13	9.10%	Fixed	Secured	19,904	19,904
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	55,040	55,040
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	95,797	95,797
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	29,576	9,346
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	90,629	54,377
SB Boardman Plaza Holdings		07/01/14	5.94%	Fixed	Secured	23,420	23,420
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,463	30,463
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	71,603	53,702
Brunswick Square		08/11/14	5.65%	Fixed	Secured	84,298	84,298
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,160	1,590
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured	1,172	1,172
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	38,730
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,880
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	34,359	34,359

Total Consolidated Indebtedness at Face Value						17,410,750	17,127,392

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Premium							58,227	57,421
Discount							(23,231)	(23,232)

Total Consolidated Indebtedness							17,445,746	17,161,581

Joint Venture Indebtedness
Hamilton Town Center		05/31/08	3.70%	Variable	Secured		56,921	28,461
Great Mall of the Bay Area		09/01/08	4.80%	Fixed	Secured		175,000	41,843
Grapevine Mills		10/01/08	6.47%	Fixed	Secured		144,771	28,592
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		94,292	46,333
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		7,863	3,864
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		155,086	77,543
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		12,555	4,770
Grapevine Mills II		11/05/08	8.39%	Fixed	Secured		13,580	2,682
Ontario Mills		12/01/08	6.75%	Fixed	Secured		127,555	31,889
Galleria Commerciali Italia—Facility C		12/22/08	5.16%	Variable	Unsecured	(11)	152,786	74,865
Ontario Mills II		01/05/09	8.01%	Fixed	Secured		9,796	2,449
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	3.45%	Variable	Secured		86,593	32,472
Seminole Towne Center	(2)	07/09/09	3.35%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09	3.45%	Variable	Secured		40,000	17,000
Briarwood Mall—2		09/01/09	5.11%	Fixed	Secured		1,382	346
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		37,548	18,450
Auburn Mall		09/10/09	7.99%	Fixed	Secured		43,959	21,600
Falls, The		11/01/09	4.34%	Fixed	Secured		148,200	37,050
Stoneridge Shopping Center	(16)	11/01/09	4.69%	Fixed	Secured		293,800	73,450
Briarwood Mall—1		11/01/09	3.93%	Fixed	Secured		192,402	48,101
Meadowood Mall	(2)(16)	11/01/09	5.19%	Fixed	Secured		182,000	45,500
Colorado Mills	(16)	11/12/09	6.18%	Fixed	Secured		170,000	33,057
Mall at Chestnut Hill		02/01/10	8.45%	Fixed	Secured		13,912	6,569
St. John's Town Center Phase II	(2)	02/12/10	3.35%	Variable	Secured		67,500	33,750
Southdale Center		04/01/10	5.18%	Fixed	Secured		186,550	93,275
Cobblestone Court		04/16/10	3.70%	Variable	Secured		2,700	1,350
Westchester, The		06/01/10	4.86%	Fixed	Secured		500,000	200,000
Lakeforest Mall		07/08/10	4.90%	Fixed	Secured		141,050	35,263
Coddingtown Mall		07/14/10	3.85%	Variable	Secured		15,500	15,500
Lehigh Valley Mall	(2)	08/09/10	3.26%	Variable	Secured		150,000	56,415
Arizona Mills		10/05/10	7.90%	Fixed	Secured		135,546	33,887

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Net Leases I		10/10/10	7.96%	Fixed	Secured		26,501	13,250
Springfield Mall	(2)	12/01/10	3.80%	Variable	Secured		76,500	29,062
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		249,809	124,905
Galleria Commerciali Italia—Catania		12/17/10	5.48%	Variable	Secured	(11)	32,231	15,793
SouthPark Residential	(2)	12/31/10	4.10%	Variable	Secured		41,141	16,456
Domain Residential	(2)	03/03/11	3.85%	Variable	Secured		29,925	14,963
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		45,157	22,189
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		91,725	45,071
TMLP Trust Preferred Unsecured Securities		03/30/11	7.38%	Fixed	Unsecured		100,000	50,000
Bay 1 (Torcy)		05/31/11	5.43%	Fixed	Secured	(12)	22,227	11,114
Firewheel Residential	(2)	06/20/11	4.55%	Variable	Secured		20,208	10,104
Bay 2 (Torcy)		06/30/11	5.43%	Fixed	Secured	(12)	82,925	41,462
Highland Mall		07/10/11	6.83%	Fixed	Secured		65,608	32,804
Villabe A6—Bel'Est		08/31/11	5.73%	Fixed	Secured	(12)	13,857	6,928
Wilenska Station Shopping Center		08/31/11	6.13%	Fixed	Secured	(12)	47,297	23,649
Hyatt Coconut	(2)	09/09/11	4.33%	Variable	Secured		932	466
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		153,917	65,415
Denver West Village		10/01/11	8.15%	Fixed	Secured		22,434	4,206
Toki Premium Outlets		10/31/11	1.49%	Variable	Secured	(13)	21,495	8,598
Shops at Riverside, The	(2)	11/14/11	3.50%	Variable	Secured		138,000	69,000
Discover Mills—1		12/11/11	7.32%	Fixed	Secured		23,700	1,684
Discover Mills—2		12/11/11	6.08%	Fixed	Secured		135,000	9,592
Galleria Commerciali Italia—Facility A	(2)	12/22/11	5.78%	Fixed	Secured	(11)	382,929	187,635
Galleria Commerciali Italia—Facility B		12/22/11	5.88%	Fixed	Secured	(11)	378,726	185,576
St. Louis Mills		01/08/12	6.39%	Fixed	Secured		90,000	26,829
Kobe Premium Outlets		01/31/12	1.39%	Fixed	Secured	(13)	19,177	7,671
Dover Mall & Commons	(2)(4)	02/01/12	4.65%	Variable	Secured		83,756	28,515
Esplanade, The	(2)(4)	02/01/12	4.65%	Variable	Secured		75,136	37,568
Galleria at White Plains	(2)(4)	02/01/12	4.65%	Variable	Secured		125,566	62,783
Northpark Mall—Mills	(2)(4)	02/01/12	4.65%	Variable	Secured		105,543	52,772
Dadeland Mall		02/11/12	6.75%	Fixed	Secured		185,841	92,921
Square One		03/11/12	6.73%	Fixed	Secured		88,427	43,451
Southridge Mall		04/01/12	5.23%	Fixed	Secured		124,000	62,000
Arkadia Shopping Center		05/31/12	5.68%	Fixed	Secured	(12)	161,629	80,815
Mills Senior Loan Facility	(2)	06/07/12	3.95%	Variable	Secured		763,000	381,500
Marley Station		07/01/12	4.89%	Fixed	Secured		114,400	28,600
Hilltop Mall		07/08/12	4.99%	Fixed	Secured		64,350	16,088
Crystal Mall		09/11/12	5.62%	Fixed	Secured		97,777	72,911
Concord Mills Mall		12/07/12	6.13%	Fixed	Secured		168,936	33,365
Katy Mills		01/09/13	6.69%	Fixed	Secured		147,614	18,452
Del Amo	(2)	01/23/13	4.20%	Variable	Secured		335,000	83,750
Gotemba Premium Outlets—Variable		02/28/13	1.65%	Variable	Secured	(13)	65,079	26,032

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2008
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Emerald Square Mall	03/01/13	5.13%	Fixed	Secured		134,057	65,872
Avenues, The	04/01/13	5.29%	Fixed	Secured		73,876	18,469
Circle Centre Mall	04/11/13	5.02%	Fixed	Secured		73,926	10,845
Solomon Pond	08/01/13	3.97%	Fixed	Secured		110,868	54,478
Tosu Premium Outlets	08/24/13	2.21%	Fixed	Secured	(13)	21,623	8,649
Miami International Mall	10/01/13	5.35%	Fixed	Secured		95,671	45,708
Liberty Tree Mall	10/11/13	5.22%	Fixed	Secured		35,000	17,198
Galleria Commerciali Italia—Giugliano A	10/20/13	5.53%	Variable	Secured	(11)	42,660	20,903
Galleria Commerciali Italia—Giugliano B	10/20/13	5.53%	Variable	Secured	(11)	44,240	21,678
Galleria Commerciali Italia—Giugliano C	10/20/13	5.93%	Variable	Secured	(11)	18,926	9,274
Mall at Tuttle Crossing	11/05/13	5.05%	Fixed	Secured		117,744	29,436
Arundel Marketplace	01/01/14	5.92%	Fixed	Secured		11,738	2,318
Concord Marketplace	02/01/14	5.76%	Fixed	Secured		13,661	6,831
Northshore Mall	03/11/14	5.03%	Fixed	Secured		207,096	101,762
Sawgrass Mills	07/01/14	5.82%	Fixed	Secured		850,000	425,000
Arundel Mills	08/01/14	6.14%	Fixed	Secured		385,000	114,056
Block at Orange	10/01/14	6.25%	Fixed	Secured		220,000	55,000
Opry Mills	10/10/14	6.16%	Fixed	Secured		280,000	68,600
Gotemba Premium Outlets—Fixed	10/25/14	2.00%	Fixed	Secured	(13)	8,179	3,272
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
Rinku Premium Outlets	11/25/14	2.18%	Fixed	Secured	(13)	38,602	15,441
St. Johns Town Center	03/11/15	5.06%	Fixed	Secured		170,000	85,000
Galleria Commerciali Italia—Cinisello	03/31/15	5.43%	Variable	Secured	(11)	164,874	80,788
Gaitway Plaza	07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The	07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court	07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza	07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners	07/01/15	4.60%	Fixed	Secured		18,800	4,388
Clay Terrace	10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1	12/01/15	5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2	12/01/15	5.44%	Fixed	Secured		177,417	55,860
Smith Haven Mall	03/01/16	5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		20,552	7,808
Sano Premium Outlets	05/31/16	1.74%	Fixed	Secured	(13)	47,277	18,911
Eastland Mall	06/01/16	5.79%	Fixed	Secured		168,000	84,000
Empire Mall	06/01/16	5.79%	Fixed	Secured		176,300	88,150
Granite Run Mall	06/01/16	5.83%	Fixed	Secured		119,422	59,711
Mesa Mall	06/01/16	5.79%	Fixed	Secured		87,250	43,625
Rushmore Mall	06/01/16	5.79%	Fixed	Secured		94,000	47,000
Southern Hills Mall	06/01/16	5.79%	Fixed	Secured		101,500	50,750
Valley Mall	06/01/16	5.83%	Fixed	Secured		46,496	23,248

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2008
(In thousands)

Property Name	Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	The Company's Share of Indebtedness
Greendale Mall	10/01/16	6.00%	Fixed	Secured	45,000	22,112
Coconut Point	12/10/16	5.83%	Fixed	Secured	230,000	115,000
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured	149,386	18,449
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured	10,430	1,288
Mall at Rockingham	03/10/17	5.61%	Fixed	Secured	260,000	63,879
Changshu SZITIC	04/10/17	7.18%	Fixed	Secured	35,270	11,463
Liberty Plaza	06/01/17	5.68%	Fixed	Secured	43,000	21,500
Franklin Mills	06/01/17	5.65%	Fixed	Secured	290,000	145,000
Hangzhou	06/15/17	7.18%	Fixed	Secured	16,896	5,491
Gurnee Mills	07/01/17	5.77%	Fixed	Secured	321,000	160,500
Potomac Mills	07/11/17	5.83%	Fixed	Secured	410,000	205,000
West Town Mall	12/01/17	6.34%	Fixed	Secured	210,000	105,000
Aventura Mall	12/11/17	5.91%	Fixed	Secured	430,000	143,333
Net Leases II	01/10/23	9.35%	Fixed	Secured	20,873	10,438

Total Joint Venture Indebtedness at Face Value					16,342,839	6,511,947

Premium					30,303	14,538
Discount					(5,833)	(2,912)

Total Joint Venture Indebtedness					16,367,309	6,523,573

The Company's Share of Total Indebtedness						23,685,154

(Footnotes on following page)

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2008
(In thousands)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of March 31, 2008: LIBOR at 2.7%; EURIBOR at 2.69%; and YEN LIBOR at .74%.

(2)
Includes applicable extensions available at Company's option.

(3)
These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
Amounts shown in USD Equivalent. Euro equivalent is 770.5 million. Associated with Facility A and B are interest rate swap agreements with a total combined 549.0 million euros notional amount that effectively fixes Facility A and B and Giugliano at 5.18%.

(12)
Amounts shown in USD Equivalent. Euro equivalent is 207.6 million. Associated with these loans are interest rate swap agreements with a total combined 199.3 million euros notional amount that effectively fix these loans at a combined 4.71%.

(13)
Amounts shown in USD Equivalent. Yen equivalent is 22,971.5 million.

(14)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 24,264.4 million.

(15)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 215.5 million.

(16)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(17)
The Company's share of indebtedness for joint venture excludes our share of indebtedness of $140.6 million in joint venture entities in which a non-controlling interest is held by Gallerie Commerciali Italia, an entity in which we have a 49% interest.

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2008

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2008

Property Name	City	State
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
SouthPark	Charlotte	NC
Pheasant Lane(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Raleigh Springs Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Domain, The	Austin	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2008

Property Name	City	State
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2008

Property Name	City	State
Columbia Gorge Premium Outlets	Troutdale	OR
Philadelphia Premium Outlets	Limerick	PA
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
The Mills:
Cincinnati Mills	Cincinnati	OH
Community/Lifestyle Centers:
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2008

Property Name	City	State
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Palms Crossing	McAllen	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of March 31, 2008
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(1)	14,020,703	$50	$701,035	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(2)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(3)	100,818	$28	$2,823	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(4)	1,418,307	$30	$42,549	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(5)	1,793,484	$50	$89,674	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(6)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(7)	850,698	$100	$85,070	N/A

(1)
Each share was convertible into 0.794079 of a share of common stock during the period beginning on January 2, 2008 and ending on March 31, 2008. Each share is convertible into 0.795749 of a share of common stock during the period beginning on April 1, 2008 and ending on June 30, 2008. The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2008 was $75.48 per share.

(2)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2008 was $60.50 per share.

(3)
Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(4)
Each unit is redeemable on or after August 27, 2009.

(5)
Each unit was convertible into 0.794079 of a share of common stock during the period beginning on January 2, 2008 and ending on March 31, 2008. Each unit is convertible into 0.795749 of a share of common stock during the period beginning on April 1, 2008 and ending on June 30, 2008. Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at Simon Group's option.

(6)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(7)
Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Overview
Simon Property Group Ownership Structure(1) March 31, 2008
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2007 through March 31, 2008
SIMON PROPERTY GROUP Selected Financial and Equity Information As of March 31, 2008 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For The Three Months Ended March 31, 2008
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet As of March 31, 2008
SIMON PROPERTY GROUP Reconciliation of Net Income to NOI As of March 31, 2008 (in thousands, except as noted)
SIMON PROPERTY GROUP NOI Composition(1) For the Three Months Ended March 31, 2008
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of March 31, 2008 (In thousands)
SIMON PROPERTY GROUP U.S. Portfolio GLA As of March 31, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Operational Information(1) As of March 31, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Lease Expirations(1)(2) As of March 31, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Top Tenants(1) As of March 31, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2008-2011
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2008-2011
SIMON PROPERTY GROUP U.S. Regional Mall Property Listing(1)
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Operational Information As of March 31, 2008
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Lease Expirations(1) As of March 31, 2008
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Top Tenants As of March 31, 2008
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Property Listing
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Operational Information(1) As of March 31, 2008
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Lease Expirations(1)(2) As of March 31, 2008
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Top Tenants(1) As of March 31, 2008
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Property Listing(1)
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Property Listing(1)
SIMON PROPERTY GROUP U.S. Mills Portfolio Operational Information As of March 31, 2008
SIMON PROPERTY GROUP U.S. Mills Portfolio Property Listing
SIMON PROPERTY GROUP International Operational Information(1) As of March 31, 2008
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP Capital Expenditures For the Three Months Ended March 31, 2008 (In thousands)
International Development Activity Report Project Overview, Construction–in–Progress As of March 31, 2008
The Company's Share of Total Debt Amortization and Maturities by Year As of March 31, 2008
Summary of Indebtedness As of March[nc_nb] 31, 2008
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of March 31, 2008 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of March 31, 2008
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of March 31, 2008 ($ in 000's, except per share amounts)